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                                                                   Exhibit 10.9a


                       AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment"), is made and entered into as of the 31st day of May, 2000, by and between Cidera, Inc., a Delaware corporation (the "Company"), and Douglas E. Humphrey (the "Executive").

                                    RECITALS

A. The Company and the Executive are parties to an Employment Agreement, dated as of June 1, 1998 (the "Employment Agreement").

B. The Company and the Executive desire to amend the Employment Agreement as hereinafter set forth.

                                   AGREEMENT

     In consideration of the promises and the terms and conditions set forth in this Amendment, the parties agree as follows:

1.  Amendment to Employment Agreement.

(a) Section 1 of the Employment Agreement is amended and restated in its entirety to read as set forth on Schedule A attached hereto.

(b) Section 3 of the Employment Agreement is amended and restated in its entirety to read as set forth on Schedule B attached hereto.

(c) Section 1 of Schedule A of the Employment Agreement is amended and restated in its entirety to read as set for on Schedule C attached hereto.

2. Effectiveness. This Amendment shall become effective immediately upon execution by the Company and the Employee. Other than the amendment set forth herein, the Employment Agreement shall remain in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]

                                      1.
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                              CIDERA, INC., a Delaware corporation


                              By:  /s/ Richard J. Hanna
                                   ------------------------------
                              Name: Richard J. Hanna

                              Title:President and CEO


                                   /s/ Douglas E. Humphrey
                                   ------------------------------
                                   Douglas E. Humphrey
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                                   SCHEDULE A

                 AMENDMENT TO SECTION 1 OF EMPLOYMENT AGREEMENT

     Section 1 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

1.  EMPLOYMENT AND TERM.
--  -------------------

        (a) Initial Term. The Company agrees to employ the Employee and the Employee agrees to work for the Company, subject to the terms and conditions below, for an additional one (1) year term, beginning June 1, 2000, and ending May 31, 2001.

        (b) Renewal. The term of the Employee's employment shall be extended automatically, without further action of either party, as of June 1, 2001, and on each succeeding anniversary of that date, for terms of one (1) year, unless on or before ninety (90) days prior to the last day of the term of the Employee's employment or any extension thereof, the company or the Employee shall notify the other in writing of its intention not to renew the Employee's employment, in which case the Employee's employment shall terminate at the end of the original term or any extension thereof. If either party notifies the other of its intention not to renew the Employee's employment less than ninety
(90) days prior to the end of the term of this Agreement or any extension thereof, then such termination shall be effective ninety (90) days from such notice. No notice of non-renewal may be given by either party after a renewal term has commenced. Any such renewal shall be upon such terms and conditions set forth herein, unless otherwise agreed between the Company and the Employee. The notice of non-renewal by either party shall not constitute a breach of this Agreement.
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                                   SCHEDULE B

                 AMENDMENT TO SECTION 3 OF EMPLOYMENT AGREEMENT

     Section 3 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

     3.  Title; Duties.  The Employee shall serve, at the pleasure and
         -------------
discretion of the Board of Directors, as Chairman of the Board of Directors and perform duties consistent with such title. The Company shall not, without Employee's express written consent, require Employee to be based anywhere other than in Maryland, except for required travel on the Company's business to an extent substantially consistent with travel required of persons who hold similar positions or have similar duties with similar companies.

                                      2.
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                                   SCHEDULE C

          AMENDMENT TO SECTION 1 OF SCHEDULE A OF EMPLOYMENT AGREEMENT

     Section 1 of Schedule A of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

1. The Employee shall be paid an initial base salary equal to $250,000 which shall be reviewed at least quarterly by the Board of Directors (or the Compensation Committee thereof) and which shall be subject to increase by the Board of Directors (or the Compensation Committee thereof) from time to time.

                                      3.